Goodwill	12 Months Ended
Dec. 31, 2014
GOODWILL [Abstract]
Goodwill Disclosure

7. GOODWILL

The changes in the carrying amount of goodwill are as follows.

December 31, 2011	6,232,770
Change	—
December 31, 2012	6,232,770
Impairment	(6,232,770)
December 31, 2013	—
Impairment	—
December 31, 2014	—

ASC Topic 350 requires that the goodwill impairment assessment be performed at the reporting unit level. The Group performed an impairment test at the reporting unit level and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2012. This impairment test principally considered the excess of the market capitalization of the Group’s equity as compared to the carrying value thereof, considering the Group’s business constitutes the entire reporting unit.

As of December 31, 2013, based upon the evolution by that time of the facts and circumstances described in Note 1 (related to the Group’s going concern uncertainty) which involved (and continue to involve) significant uncertainty regarding future net cash inflows and an assessment of reduced expectations for the Group’s future projected results of operations, management concluded that observable market data was of substantially reduced relevance in terms of indicating a fair value of the reporting unit.  Regardless of the Group’s public share price at that time, the existence of liquidity difficulties and the necessity of adopting changes to the business model to enhance the Group’s prospects were more compelling than a pure market approach analysis.  The Group’s public share price at December 31, 2013 did not incorporate the reduced expectations and uncertainties regarding the amount and timing of future revenues and cash flows associated with the early 2014 significant shifts in business strategy (such as changes to the Shengyue arrangements and cost reduction measures) described in Note 1. Given the substantial dependence of the Group’s future revenues and cash flows upon changes to its business model and new agreements with different parties providing for future revenues, an income approach was adopted as the basis for the evaluation.

In estimating the fair value of the reporting unit in the first step of the impairment test, significant management judgement was required. The underlying assumptions used in the first step of the impairment test considered the forecasted cash flows of the Group, which were subject to further significant reduction through a discount rate in excess of 20% which considered the Group’s cost of capital and a risk premium calibrated to the significant uncertainty associated with the Group’s future revenue generating plans and business model.  The most significant computational factors were the future projected revenues and the discount rate. The Group determined that the fair value of the reporting unit was less than the carrying value, which required performance of the second step of the impairment test.  In the performance of the second step of the impairment test, it was determined that the fair values of other assets subsumed the fair value of the reporting unit, implying the fair value of goodwill was zero. As a result, the Group impaired all of the goodwill and recorded $6,232,770 of impairment expense as of December 31, 2013.